Income taxes	9 Months Ended
Jul. 31, 2025
Text Block [Abstract]
Income taxes
Note 11. Income taxes
The Canada Revenue Agency (CRA) has reassessed CIBC’s 2011–2020 taxation years for approximately
$1,918
million of income taxes related to the denial of deductions of certain dividends. Subsequent taxation years may also be similarly reassessed. CIBC filed a Notice of Appeal in respect of its 2011 taxation year to put the matter in litigation. CIBC is confident that its tax filing positions are appropriate and intends to defend itself vigorously. Accordingly, no amounts have been accrued in the interim consolidated financial statements.
Canada’s
Global Minimum Tax Act
(GMTA) applies a
15%
global minimum corporate tax on certain multinational enterprises, including CIBC. The impact of the GMTA to CIBC’s consolidated tax rate is within a
1%
range for the three and nine months ended July 31, 2025.